SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 Form 8-K

                              Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

DATE OF REPORT: June 14, 1995

                           HOSPOSABLE PRODUCTS,INC.
                                (Registrant)

                                  NEW YORK
                           (State of Incorporation)

                                 19862-8740
                          (Commission File Number)

                                 11-2236837
                   (I.R.S. Employer Identification Number)

              100 Readington Road, Somerville, New Jersey 08876
                   (Address of principal executive offices)

                              (908) 707-1800
                      (Registrant's telephone number)

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Item 5.  Other Events

The resignation of Leonard Schramm as President of Hosposable Products, Inc. (the 'Company') was reported in the Proxy Statement filed with the Commission and mailed to Shareholders in respect of the Company's 1995 Annual Meeting of Shareholders.

In the interim betweenthe mailing and filing of the Proxy Statement and the Annual Meeting held May 24,1995 (as noticed), the Company's search for a new President was concluded, and Joseph Weinkam was hired ro serve as such, and also as Chief Operating Officer.

As a result, Leonard Schramm decided to resign his directorship. The Board of Directors then voted Mr. Weinkam to serve as an interim director and appointed Gerald W. Wyant to serve as Chairman and Chief Executive Officer.

Mr. Schramm, as reported in the 1995 Proxy Statement, will continue to serve the Company as a consultant.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HOSPOSABLE PRODUCTS, INC.
                                   (Registrant)

Date: June 14, 1995      SIGNATURE: Richard Cohan

                             Richard Cohan, Secretary